STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
Strategic Partners Small Capitalization Growth Fund


PROSPECTUS DATED SEPTEMBER 29, 2005
SUPPLEMENT DATED OCTOBER 14, 2005




In anticipation of the upcoming merger of the Strategic
Partners Small Capitalization Growth Fund, the last day
for purchases and exchanges into the Fund will be
Tuesday October 18, 2005.   Purchases and exchanges
into the Fund will be blocked the following day.



MFSP503C1